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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2002

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12881 (Commission File Number)	75-2085454 (IRS Employer Identification No.)
15660 North Dallas Parkway Suite 500 Dallas, Texas 75248 (Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        Lone Star Technologies, Inc. ("Lone Star") hereby provides an unaudited pro forma income statement (the "Income Statement") for the twelve months ended December 31, 2002 with respect to Lone Star's acquisition of Wheeling Machine Products, Inc. and Wheeling Machine Products of Texas, Inc. (collectively, "Wheeling"), as if Lone Star's acquisition of Wheeling had occurred on January 1, 2002. The Income Statement supplements and updates the financial information contained in Lone Star's Current Report on Form 8-K, dated September 30, 2002 and initially filed on October 7, 2002, as amended.

        The foregoing is qualified by reference to the Income Statement which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired.

        Not applicable.

  (b)
  Pro Forma Financial Information.

        Not applicable.

  (c)
  Exhibits.

99.1	Unaudited pro forma income statement for the twelve months ended December 31, 2002 with respect to Lone Star's acquisition of Wheeling.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.
By:	/s/ ROBERT F. SPEARS Robert F. Spears Vice President, General Counsel and Secretary

Date: April 7, 2003

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	Unaudited pro forma income statement for the twelve months ended December 31, 2002 with respect to Lone Star's acquisition of Wheeling.

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS